SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 25, 2004
                                                --------------------------------


Commission     Registrant, State of Incorporation,       I.R.S. Employer
File Number    Address and Telephone Number              Identification No.


1-3526         The Southern Company                      58-0690070
               (A Delaware Corporation)
               270 Peachtree Street, N.W.
               Atlanta, Georgia 30303
               (404) 506-5000


001-11229      Mississippi Power Company                 64-0205820
               (A Mississippi Corporation)
               2992 West Beach
               Gulfport, Mississippi 39501
               (228) 864-1211


The addresses of the registrants have not changed since the last report.


This combined Form 8-K is filed separately by two registrants: The Southern Company and Mississippi Power Company. Information contained herein relating to each registrant is filed by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrant.



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Item 5.         Other Events and Regulation FD Disclosure.
                -----------------------------------------

         See Item 7 -- MANAGEMENT'S DISCUSSION AND ANALYSIS -- "Future Earnings Potential -- Other Matters" and "Accounting Policies -- Application of Critical Accounting Policies and Estimates -- Plant Daniel Capacity" of The Southern Company ("Southern Company") and Mississippi Power Company ("Mississippi Power") and Note 3 to the financial statements of Southern Company under "Mississippi Power Regulatory Filing" and of Mississippi Power under "Retail Regulatory Filing" in Item 8 of the Annual Report on Form 10-K for the year ended December 31, 2003 for information on Mississippi Power's request for the Mississippi Public Service Commission ("MPSC") to include 266 megawatts of Plant Daniel unit 3 and 4 generating capacity in jurisdictional cost of service and to modify certain provisions of the Performance Evaluation Plan ("PEP") used to set Mississippi Power's retail base rates and the MPSC's interim order creating a $60.3 million regulatory liability issued in December 2003. See also MANAGEMENT'S DISCUSSION AND ANALYSIS -- "Future Earnings Potential -- Other Matters" and Note (I) to the Condensed Financial Statements of Southern Company and Mississippi Power in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2004.

         On May 25, 2004, the MPSC issued an order in this matter. The MPSC approved Mississippi Power's request to reclassify the 266 megawatts of Plant Daniel unit 3 and 4 capacity to jurisdictional cost of service effective January 1, 2004 and authorized Mississippi Power to include the related costs and revenue credits in jurisdictional rate base, cost of service and revenue requirement calculations for purposes of retail rate recovery. Mississippi Power will amortize the regulatory liability established pursuant to the MPSC's interim order in December to earnings as follows: $16.5 million in 2004, $25.1 million in 2005, $13.0 million in 2006 and $5.7 million in 2007. The impact of the order on earnings for the period January 1, 2004 through April 30, 2004 is $6.8 million after tax and will be reflected in the second quarter 2004 financial statements of Mississippi Power and Southern Company.

         In addition, the MPSC also approved Mississippi Power's requested changes to PEP, including the use of a forward-looking test year, with appropriate oversight; annual, rather than semi-annual, filings; and certain changes to the performance indicator mechanisms. Rate changes will be limited to 4% of retail revenues annually under the revised PEP. The MPSC will review all aspects of PEP in 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     May 26, 2004                THE SOUTHERN COMPANY



                                      By /s/Tommy Chisholm
                                           Tommy Chisholm
                                             Secretary


                                      MISSISSIPPI POWER COMPANY



                                      By /s/Wayne Boston
                                           Wayne Boston
                                        Assistant Secretary